Cabana Target Leading Sector Conservative ETF SCHEDULE OF INVESTMENTS	July 31, 2023 (Unaudited)

	Number of Shares	Value
EXCHANGE-TRADED FUNDS – 99.8%
EQUITY – 51.0%
Industrial Select Sector SPDR Fund	16,108	$1,778,645
iShares Core U.S. REIT ETF	99,168	5,246,979
Technology Select Sector SPDR Fund	29,542	5,268,816
Vanguard Extended Market ETF	34,036	5,365,095
		17,659,535
FIXED INCOME – 48.8%
Goldman Sachs Access Treasury 0-1 Year ETF	84,294	8,432,772
iShares 0-3 Month Treasury Bond ETF	83,806	8,432,559
		16,865,331
TOTAL EXCHANGE-TRADED FUNDS
(Cost $33,181,169)		34,524,866

SHORT-TERM INVESTMENTS – 0.2%
Invesco Government & Agency Portfolio - Institutional Class, 5.18%(a)	73,886	73,886
TOTAL SHORT-TERM INVESTMENTS
(Cost $73,886)		73,886
TOTAL INVESTMENTS – 100.0%
(Cost $33,255,055)		34,598,752
Liabilities in Excess of Other Assets – (0.0)%		(19,647)
TOTAL NET ASSETS – 100.0%		$34,579,105

(a)	The rate is the annualized seven-day yield at period end.